EXHIBIT 1

                                 800,000 Shares

                         Progress Financial Corporation
                                  Common Stock
                           (par value $1.00 per share)


                             UNDERWRITING AGREEMENT


                                                                    May __, 1998

SANDLER O'NEILL & PARTNERS, L.P.
As Representative of the several Underwriters named in Schedule I attached hereto
2 World Trade Center
New York, New York 10048

Ladies and Gentlemen:

        Progress Financial Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters"), for whom you are acting as the representative (the "Representative"), an aggregate of 800,000 shares (the "Firm Shares") and, at the election of the Underwriter, up to 80,000 additional shares (the "Optional Shares") of common stock, par value $1.00 per share (the "Common Stock"), of the Company (the Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

         1. The Company represents and warrants to, and agrees with, each Underwriter that:

                  a. A registration statement on Form S-2 (File No. 333-50503) in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representative, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the

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documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement becomes effective, each as amended at the time such part of the registration statement becomes effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-2 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  b. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representative expressly for use therein, it being acknowledged that the only information so furnished by the Representative is as described in Section 8(b) hereof;

                  c. The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a

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material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made;

                  d. The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder including, without limitation, compliance with the safe harbor provisions of Rule 175 under the Act pertaining to forward-looking statements, and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date and at such Time of Delivery (as hereinafter defined) as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representative expressly for use therein, it being acknowledged that the only information so furnished by the Representative is as described in Section 8(b) hereof;

                  e. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change, or any development which might reasonably be expected to result in a material adverse change, in or affecting the condition, financial or otherwise, business, management, stockholders' equity, results of operations or prospects of the Company and its consolidated subsidiaries considered as one enterprise, (ii) there have been no material transactions entered into by the Company or any of its consolidated subsidiaries other than those in the ordinary course of business and consistent with past practice, (iii) neither the Company nor any of its consolidated subsidiaries has sustained since the date of the last audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (iv) except for regular quarterly dividends on the Common Stock, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

                  f. Each of (i) the Company, (ii) its significant subsidiaries as such term is defined in Rule 1-02 of Regulation S-X of the rules and regulations of the Commission thereunder and (iii) its subsidiary that is a depository institution (each of (ii) and (iii), a "Significant Subsidiary") has been duly incorporated and is an existing corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus; and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which its ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a

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material risk to the condition, financial or otherwise, business, management, stockholders' equity, results of operations or prospects of the Company and its consolidated subsidiaries considered as one enterprise;

                  g. The authorized, issued and outstanding Common Stock of the Company is as set forth in the Prospectus, except for subsequent issuances, if any, pursuant to reservations or agreements referred to therein; and the shares of issued and outstanding Common Stock set forth therein have been duly and validly authorized and issued and are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Prospectus; and all of the issued shares of capital stock of each of the Company's Significant Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  h. The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus; and the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Shares;

                  i. Neither the Company nor any of its consolidated subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it is a party or by which it or any of them may be bound; and the execution and delivery of this Agreement and the consummation of the transactions herein and therein contemplated, will not conflict with or constitute a breach of, or default under, the Certificate of Incorporation or By-laws of the Company or any material bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease or other instrument to which the Company or any of its consolidated subsidiaries is a party or by which it or any of them may be bound, or any law, administrative regulation or court decree; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Representative;

                  j. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting the Company or any of its consolidated subsidiaries, which is required to be disclosed in the Registration Statement and is not so disclosed or which might reasonably be expected to result in any material adverse change in or affecting the condition, financial or otherwise, business, management, stockholders' equity, results of operations or prospects of the Company and its consolidated subsidiaries considered as one enterprise, or might reasonably be expected to

                                      -4-

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materially adversely affect the properties or assets thereof or might materially and adversely affect the consummation of transactions contemplated by this Agreement; all pending legal or governmental proceedings to which the Company or any consolidated subsidiary is a party or of which any of their property is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its consolidated subsidiaries which would be required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been filed as exhibits to the Registration Statement;

                  k. The financial statements of the Company and its subsidiaries set forth or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations, changes in shareholders' equity and cash flows for the periods therein specified in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein);

                  l. The Company is a savings and loan holding company registered under the Home Owner's Loan Act of 1933, as amended; and the Company and its subsidiaries are in compliance with, and conduct their respective businesses in conformity with, all applicable laws and governmental regulations in all material respects;

                  m. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                  n. The deposit accounts of each of the Company's subsidiaries that are depository institutions are insured by the Federal Deposit Insurance Corporation to the fullest extent provided by law;

                  o. To the knowledge of the Company, neither the Company nor any of its subsidiaries has made any payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law;

                  p. The Company and its subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Reporting Act of 1970, as amended, and the rules and regulations thereunder;

                  q. The Common Stock of the Company is quoted on the NASDAQ Stock Market, National Market System ("NASDAQ");

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                  r. Coopers & Lybrand L.L.P., who have certified certain
financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  s. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein do not and will not trigger any action under the Rights Agreement, dated as of ____________, 19___, between the Company and ________________, as Rights Agent; and

                  t. [Neither the Company nor any of its subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.]

         2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each Underwriter, and each Underwriter agrees, to purchase from the Company, at a purchase price per share of $_____, the number of Firm Shares set forth opposite such Underwriter's name in Schedule I hereto
(b) in the event and to the extent that Underwriter, acting severally and not jointly, shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, the Optional Shares as to which such election shall have been exercised

         The Company hereby grants to the several Underwriters the right to purchase, severally and not jointly, at their election up to 80,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from the Representative to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representative but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representative and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon authorization by the Representative of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) Certificates in definitive form for the Shares, to be purchased by the Underwriters hereunder, and in such denominations and registered in such names as the Representative shall designate, which the Representative may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representative [either in certificated form or] through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the several Underwriters, against payment by the several Underwriters

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through the Representative, delivered to the Representative for the accounts of the purchasers thereof and made available for checking and packaging at the office of the Representative at least 24 hours prior to the First Time of Delivery, in either case against payment by the several Underwriters through the Representative of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in next day New York Clearing House funds, all at the offices of Thacher Proffitt & Wood, 2 World Trade Center, New York, New York 10048 or at such other location as may be mutually agreed. The time and date of such delivery and payment shall be, with respect to the Firm Shares, [______], New York time, on May __, 1998, or at such other time and date as the Representative and the Company may agree upon in writing, and, with respect to the Optional Shares, [______], New York time, on the date specified in the written notice given by the Representative on behalf of the several Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at the office of DTC or its designated custodian Sandler O'Neill & Partners, L.P., 2 World Trade Center, New York, New York 10048 (the "Designated Office").

                  b. The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents reasonably requested by the Representative pursuant to Section 7(i) hereof, will be delivered at the offices of Thacher Proffitt & Wood, 2 World Trade Center, New York, New York 10048 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at [____________________________], New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this
Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with the Underwriters:

                  a. To prepare the Prospectus as amended and supplemented in relation to the applicable Shares in a form reasonably approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3); to make no further amendment or supplement to the Registration Statement or the Prospectus as amended or supplemented after the date of this Agreement and prior to the last Time of Delivery which shall be approved by the Representative promptly after reasonable notice thereof; to advise the Representative promptly of any such amendment or supplement after such Time of Delivery and furnish the Representative with copies

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thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  b. Promptly from time to time to take such action as the Representative may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions (other than foreign countries) as the Representative may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or dealer in securities, to subject itself to taxation as doing business in any jurisdiction or to file a general consent to service of process in any jurisdiction;

                  c. Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and otherwise from time to time to furnish the Representative and, upon request, to each of the several Underwriters, without charge, copies of the Prospectus as amended or supplemented in such quantities as the Representative or such Underwriters may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus as amended and supplemented, in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Representative and upon their request to file such document and to prepare and furnish without charge to each of the several Underwriters and to any dealer in securities as many copies as such Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance and in any case any of the several Underwriters are required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon request but

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at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as they may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  d. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(e)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

                  e. During a period of five years from the effective date of the Registration Statement, the Company will furnish to the Representative and, upon request, to each of the several Underwriters copies of (i) all reports to its shareholders, and (ii) all reports, financial statements and proxy or information statements filed by the Company with the commission or any national securities exchange.

                  f. During the period commencing on the date hereof and ending on the 120th day following the date hereof, without the prior written consent of the Representative, not to, and not to allow its directors and executive officers to, offer, sell, contract to sell or otherwise dispose of any shares of Common Stock or any rights to purchase or other securities convertible into or any securities of the Company substantially similar to any such shares, except for (i) the shares of Common Stock offered in connection with the offering and
(ii) shares of Common Stock issued pursuant to existing employee and dividend reinvestment and stock option plans; and

                  g. To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement substantially in the manner specified in the Prospectus under the caption "Use of Proceeds".

         6. The Company covenants and agrees with the Representative that the Company will pay or cause to be paid the following, except as otherwise provided in Section 5(c): (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Representative; (ii) the cost of printing or producing this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all reasonable expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates for the Shares; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the

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performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except (i) as provided in this Section, Section 8 and Section 11 hereof and (ii) the payment by the Company of up to a maximum of $______ of the reasonable out-of-pocket expenses of Sandler O'Neill & Partners, L.P. incurred in connection herewith, including, without limitation, fees of counsel, advertising, promotional, syndication, and travel expenses, the Representative will pay all other of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Shares by it, and any advertising expenses connected with any offers it may make.

         7. The obligations of the Underwriters hereunder as to the Shares to be delivered at each Time of Delivery shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company herein are as of the date hereof and, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  a. The Prospectus as amended or supplemented in relation to the applicable Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Underwriters' reasonable satisfaction;

                  b. Thacher Proffitt & Wood, counsel for the Underwriters, shall have furnished to the Representative, on behalf of the Underwriters such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Underwriters may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  c. Elias, Matz, Tiernan & Herrick, L.L.P., counsel for the Company, shall have furnished to the Representative, on behalf of the Underwriters, their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Representative, to the effect that:

                           i. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, with corporate power and authority to own its properties and conduct its business as it is now being conducted;

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                           ii. The Company has been duly qualified as a foreign
         corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction;

                           iii. Each Significant Subsidiary of the Company has been duly incorporated and is an existing corporation or trust company in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                           iv. The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus as amended or supplemented; and the holders of outstanding capital stock of the Company are not entitled to preemptive or other rights afforded by the Company to subscribe for the Shares;

                           v. Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, individually or in the aggregate, might reasonably be expected to have a material adverse effect on the condition, financial or otherwise, business, management, stockholders' equity, results of operations or prospects of the Company and its consolidated subsidiaries considered as one enterprise; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           vi. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and this Agreement constitutes the legal, valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnity, contribution and limitations of liability hereunder may be limited under applicable law (it being understood that such counsel may avail itself of customary exceptions concerning the effect of bankruptcy, insolvency or similar laws and the availability of equitable remedies);

                           vii. The issuance and sale of the Shares being delivered at such Time of Delivery by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for such conflicts, breaches, violations and defaults that would not have a material adverse effect on the financial condition or operations of the Company and its consolidated subsidiaries considered as one enterprise, and that would not affect the validity of the Shares), nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company as in effect at such Time of Delivery or any existing order known to such counsel, or any statute, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties;

                           viii. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           ix. The documents incorporated by reference in the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when it became effective or was so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           x. The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules and other financial data therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; the statements in the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery with respect to statutes, administrative orders and regulations and legal and governmental proceedings fairly and accurately present in all material respects the information required to be set forth therein and there are no statutes, administrative orders or regulations required to be described in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery which are not described as required, and such counsel does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to such Time of Delivery or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                  d. On the date of this Agreement and at the Time of Delivery, the Representative shall have received from Coopers & Lybrand L.L.C. a letter, dated the date of this Agreement and at the Time of Delivery, respectively, in form and substance satisfactory to the Representative, confirming that they are independent certified public accountants with respect to the Company, within the meaning of the Act, and stating in effect that:

                           (i) [ In their opinion, the consolidated financial statements and schedules of the Company audited by them and included or incorporated in the Registration Statement comply in all material respects with the applicable accounting requirements of the Act and the Exchange Act.

                           (ii) On the basis of the procedures consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company, and its subsidiaries, the minutes of meetings and consents of the shareholders and boards of directors of the Company and its subsidiaries, and the committees of such boards, inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that the unaudited interim consolidated financial statements and schedules of the Company included in the Registration Statement and Prospectus do not comply in all material respects with the applicable accounting requirements of the Act or the Exchange Act, or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement and Prospectus, with the basis for the audited consolidated financial statements of the Company included or incorporated in the Registration Statement and Prospectus.

                           (iii) On the basis of limited procedures, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited consolidated financial statements of the Company, inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included in the Registration Statement and Prospectus, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                              (A) as of a specified date not more than five
               business days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company, any decreases in consolidated total assets or shareholders equity of the Company, or any changes, decreases or increases in other items specified by the Representative, in each case as compared with amounts shown in the latest unaudited interim consolidated statements of financial condition of the Company included in the Registration Statement and Prospectus except in each case for changes, increases or decreases which the Registration Statement and Prospectus specifically discloses, have occurred or may occur or which are described in such letter; and

                              (B) for the period from the date of the latest
               unaudited interim consolidated financial statements included in the Registration Statement and Prospectus to the specified date referred to in Clause (iii)(A), there were any decreases in the consolidated interest income, net interest income, or net income of the Company or in the per share amount of net income of the Company, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representative, except in each case for increases or decreases which the Registration Statement and Prospectus discloses have occurred or may occur, or which are described in such letter.

                           (iv) In addition to the audit referred to in their report included or incorporated in the Registration Statement and Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement and Prospectus specified by the Representative in the Registration Statement and Prospectus and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company have found them to be in agreement.]

                           In the event that the letters to be delivered
referred to above set forth any such changes, decreases or increases as specified in Clauses (iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in Clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Representative, on behalf of the Underwriters, shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions are set forth in such letters do not (x) reflect a material adverse change in the items specified in Clause (iii)(A) above as compared with the amounts shown in the latest unaudited consolidated statement of financial condition of the Company included in the Registration Statement and Prospectus, (y) reflect a material adverse change in the items specified in Clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representative, or (z) reflect a material change in items specified in Clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Representative in connection with the offering contemplated hereby or from the amounts shown in the Registration Statement and Prospectus. At the time of the execution and delivery of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.C. shall have furnished to the Representative a letter or letters, dated the respective date of delivery thereof in form and substance reasonably satisfactory to the Representative;

                  e. On or after the date hereof, (i) there shall not have been any material adverse change, or any development which might be reasonably be expected to result in a material adverse change, in or affecting the condition, financial or otherwise, business, management, stockholders' equity, results of operations or prospects of the Company and its consolidated subsidiaries considered as one enterprise, the effect of which is, in the reasonable judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented, (ii) there shall not have been any material transactions entered into by the Company or any of its consolidated subsidiaries other than those in the ordinary course of business and consistent with past practice,
(iii) neither the Company nor any of its consolidated subsidiaries shall have sustained since the date of the last audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (iv) except for regular quarterly dividends on the Common Stock, there shall not have been any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

                  f. On or after the date hereof there shall not have occurred any of the following: (i) trading in the Company's Common Stock shall have been suspended by the Commission or Nasdaq or trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on such Exchanges; (ii) a general moratorium on commercial banking activities in Pennsylvania or New York declared by Federal or Pennsylvania or New York State authorities; or (iii) any material outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets in the United States is such as to make it, in the Representative's reasonable judgment, impracticable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated by the Prospectus as amended or supplemented;

                  g. The Company shall have obtained and delivered to the Representative executed copies of an agreement from the directors and executive officers of the Company, substantially to the effect set forth in Subsection 5(f) hereof in form and substance satisfactory to the Representative;

                  h. The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  i. The Company shall have furnished or caused to be furnished to the Representative at such Time of Delivery certificates of officers of the Company satisfactory to the Representative as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as the Representative may reasonably request.

         8. (a) The Company will indemnify and hold harmless each of the several Underwriters, each of their directors, partners, officers and agents, and each person, if any, who controls the several Underwriters within the meaning of the Regulations against any losses, claims, damages, liabilities or expenses (including reasonable costs of investigation and reasonable attorneys fees and expenses) joint or several, to which each of the Underwriters may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse any such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending or appearing as a third-party witness in connection with any such action or claim as such expenses are incurred, but in no event less frequently than 30 days after each invoice is submitted, notwithstanding, the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative expressly for use therein, it being acknowledged that the only information so furnished by such Underwriter is as described in Section 8(b) hereof, and (ii) such indemnity with respect to any Preliminary Prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting such loss, claim, damage or liability purchased the Shares which are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such related Preliminary Prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented).

                  b. Each Underwriter severally agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Representative expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred. The Company acknowledges for all purposes of this Agreement that the statements set forth in the first sentence of the last paragraph of text on the cover page of the Prospectus concerning the terms of the offering by the Representative, on behalf of the Underwriters and in the paragraphs under the caption "Underwriting" in the Prospectus concerning the terms of the offering by the Underwriters constitute the only information that is to be furnished in writing by or behalf of the Underwriters for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, each as amended or supplemented or any amendment or supplement thereto.

                  c. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party); it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) separate from their own counsel at any time and for all such indemnified parties, which firm shall be designated in writing by the indemnified party. Each indemnified party, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  d. If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company to the total gross underwriting discounts (before deducting expenses) and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Representative, on behalf of the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriters shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (d), each person who controls the several Underwriters within the meaning of Section 15 of the Act shall have the same rights to contribution as such Underwriter.

                  e. The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any such Underwriter within the meaning of the Act; and the obligations of the several Underwriters under this Section 8 shall be in addition to any liability which any such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. The Representative may terminate this Agreement, by notice to the Company, at any time prior to the Time of Delivery (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, or (ii) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or materially limited or minimum prices shall have been established on such Exchanges; (iii) a general moratorium or commercial banking activities in Pennsylvania or New York has been declared by Federal, Pennsylvania or New York State authorities; or
(iv) any material outbreak or material escalation of hostilities or other calamity or crises the effect of which on the financial markets in the United States is such as to make it, in the Representative's reasonable judgment, impracticable to proceed with the public offering contemplated by the Prospectus as amended or supplemented.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any of the Underwriters, except as provided in Section 6 and

Section 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse such Underwriter for all reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to such Underwriter with respect to such Shares except as provided, or referred to, in Section 6 and
Section 8 hereof.

         12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Representative shall be delivered or sent by mail, telex or facsimile transmission to the Representative at its address set forth in this Agreement (Attention: Catherine A. Lawton (Fax: 212-466-7711), and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement,
Attention: W. Kirk Wycoff (Fax: 610-825-4460). Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or the Underwriters, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         16. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you this letter and such acceptance hereof shall constitute a binding agreement between the several Underwriters and the Company.


                                       Very truly yours,

                                       PROGRESS FINANCIAL CORPORATION




                                       By:    _________________________________
                                       Name:  _________________________________
                                       Title: _________________________________

Accepted as of the date hereof:

SANDLER O'NEILL & PARTNERS, L.P.

By:   SANDLER O'NEILL & PARTNERS CORP.
      the sole general partner


      By:  /s/ Catherine A. Lawton
          ----------------------------
          Name:   Catherine A. Lawton
          Title:  Vice President

On behalf of themselves and the other Underwriters named in Schedule I hereto.